UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1 to Form 8-K)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2018

StarTek, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-12793	84-1370538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 E. Maplewood Ave., Suite 100
Greenwood Village, CO 80111
 (Address of Principal Executive Offices) (Zip Code)

(303) 262-4500
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory note

On September 18, 2018, the Company filed a Form 8-K (the “September 18 Form 8-K”) that incorrectly identified Grant Thornton LLP as having been appointed to act as the Company’s independent registered public accounting firm. The September 18 Form 8-K should have identified Grant Thornton India LLP instead. This Form 8-K/A amends the September 18 Form 8-K to replace all references to Grant Thornton LLP with references to Grant Thornton India LLP and should be read in conjunction with the September 18 Form 8-K.

Item 4.01. Changes in Registrant’s Certifying Accountant

On September 18, 2018, the Audit Committee (i) appointed Grant Thornton India LLP to act as the Company’s independent registered public accounting firm with respect to the Aegis Financial Statements and (ii) appointed Plante & Moran, PLLC, as the expected successor to EKS&H LLLP, to act as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2018. The appointment of Grant Thornton India LLP was effective on September 18, 2018, and the appointment of Plante & Moran, PLLC will be effective upon the filing of the Form 8-K Amendment.

The reports of EKS&H LLLP on the Company’s consolidated financial statements for the fiscal years ended December 31, 2016 and 2017 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2016 and December 31, 2017 and the subsequent interim period through June 30, 2018 there have been (i) no disagreements with EKS&H LLLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EKS&H LLLP, would have caused them to make reference to the subject matter of the disagreements in their reports on the financial statements for such fiscal years, and (ii) no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided EKS&H LLLP with a copy of the disclosure set forth in this Item 4.01 and has requested that EKS&H LLLP furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. A copy of EKS&H LLLP’s letter, dated September 18, 2018 is attached hereto as Exhibit 16.1.

During the fiscal years ended December 31, 2016 and December 31, 2017 and in the subsequent interim period through June 30, 2018, neither the Company nor anyone acting on its behalf consulted with Grant Thornton India LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton India LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a “disagreement” as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARTEK, INC.

Date: October 4, 2018	By:	/s/ Lance Rosenzweig
Lance Rosenzweig
President and Chief Executive Officer